Exhibit 10.10

SUBORDINATION AND WAIVER AGREEMENT

THIS SUBORDINATION AND WAIVER AGREEMENT (the “Agreement”), dated as of March 8, 2010, is between AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”), REG NEWTON, LLC, an Iowa limited liability company (the “Borrower”), REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company (“REG Marketing”), REG SERVICES GROUP, LLC, an Iowa limited liability company (“REG Services”).

RECITALS

A. The Lender and the Borrower have entered into that certain Master Loan Agreement and related supplements, notes and loan documents of even date with this Agreement (together the “Loan Documents”) whereby the Lender has agreed to make available to the Borrower certain credit facilities (the “REG Newton Loan”).

B. The Borrower entered into that certain Service Agreement dated of even date with this Agreement (the “Service Agreement”) with REG Services whereby REG Services has agreed to provide certain services to the Borrower regarding the operation of the Borrower’s biodiesel production facility.

C. The Borrower entered into that certain Contract Manufacturing Agreement dated of even date with this Agreement (the “CMA”) with REG Marketing whereby REG Marketing has agreed to provide certain services to the Borrower regarding the operation of the Borrower’s biodiesel production facility.

D. The Lender requires that the Borrower, REG Marketing and REG Services enter into this Agreement as a condition to making the REG Newton Loan.

AGREEMENT

In consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrower, REG Marketing and REG Services hereby agree as follows.

1. Notwithstanding anything to the contrary in the Service Agreement or the CMA (together the “REG Agreements”):

a. upon the filing by the Borrower for protection under Chapter 7 of the United States Bankruptcy Code, the Borrower’s delivery to the Lender of a deed in lieu of foreclosure or the Lender’s completion of foreclosure proceedings to acquire title to the Borrower’s personal or real property (the “Property”), the REG Agreements shall, at the option of the Lender, be terminated;

b. except to the extent that any obligations under the REG Agreements are specifically assumed by the Lender in writing, REG Marketing and REG Services hereby waive all claims against the Lender, it employees, agents, officers and directors and its successors and assigns arising out of or related to the REG Agreements, other than such claims that are based on the gross negligence or willful misconduct of the Lender.

c. to the extent, if any, REG Marketing and REG Services acquire any interest in the Property as a result of entering into the REG Agreements, REG Marketing and REG Services agree that their interest shall be subordinate to the rights and interest of Lender in the Property and subject to the indefeasible payment of in full of the Borrower’s obligations under the Loan Documents; provided, however, that nothing in this Agreement in intended to limit or in any way impact (i) REG Marketing’s right to Feedstocks and Biodiesel (as such terms are defined in the CMA), which, pursuant to the terms and conditions of the CMA, are titled in the name of REG Marketing, or (ii) any such other personal property that may be owned by REG Marketing or REG Services but located at the Borrower’s facility.

2. Miscellaneous.

a. Recitals Incorporated. The Recitals set forth at the beginning of this Agreement are deemed incorporated herein, and the parties hereto represent they are true and correct.

b. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

c. Severability. If any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, such provision shall be severable from the remainder of such agreement, instrument, or document and the validity, legality and enforceability of the remaining provisions shall not be adversely affected or impaired thereby and shall remain in full force and effect.

[Signature page immediately follows]

[SIGNATURE PAGE TO THAT CERTAIN

SUBORDINATION AND WAIVER AGREEMENT

dated as of March 8, 2010]

IN WITNESS WHEREOF, the undersigned has signed and delivered this Agreement to the Lender as of the 8th day of March, 2010.

BORROWER:		LENDER:
REG NEWTON, LLC, an Iowa limited liability company		AGSTAR FINANCIAL SERVICES, PCA, a United States banking Corporation
By	/s/ Daniel J. Oh	By	/s/ Mark Schmidt
Its	President	Its	Vice President

MARKETER: REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company		REG SERVICES: REG SERVICES GROUP, LLC an Iowa limited liability company

By	/s/ Daniel J. Oh	By	/s/ Daniel J. Oh
Its	President	Its	President